Exhibit 10(a)

April 19, 2001

Board of Directors
Protective Life Insurance Company
2801 Highway 201 South
Birmingham, Alabama 35223

Directors:

    We hereby consent to the reference to our name under the caption "Legal Matters" in the statement of additional information filed as part of post-effective amendment number 3 to the registration statement on Form N-4 (File No. 333-41577) filed by Protective Life and Annuity Insurance Company and Variable Annuity Account A of Protective Life with the Securities and Exchange Commission. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                      Sincerely,
                      SUTHERLAND ASBILL & BRENNAN LLP
                      By: /s/                       DAVID S. GOLDSTEIN

                      David S. Goldstein